UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 22, 2021

Orange County Bancorp, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-40711	26-1135778
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

212 Dolson Avenue, Middletown, New York		10940
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:(845) 341-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.50	OBT	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On September 22, 2021, Orange County Bancorp, Inc. (the “Company”) announced that the Compensation Committee of the Board of Directors of the Company granted approximately 48,000 restricted stock units from the Company’s 2019 Equity Incentive Plan to directors of the Company and officers of Orange Bank & Trust Company (“Bank”) and Hudson Valley Investment Advisors (“HVIA”) in connection with the successful completion of the Company’s initial public stock offering and listing on the NASDAQ Capital Market. The purpose of the grants is to further align the interests of the employees and directors with those of the Company’s stockholders through the ownership of additional shares of Company common stock. Non-employee directors received 16,500 restricted stock units while officers received 31,500 restricted stock units. The restricted stock units granted to officers will vest over three years in approximately 33% increments on the first, second and third anniversary of the date of grant. The restricted stock units granted to non-employee directors are 100% vested as of the date of grant and are settled in shares of Company common stock upon separation from service. In addition, the Company intends to make a discretionary contribution of up to $200,000 to the Company’s KSOP Trust to purchase shares of Company common stock in the open market for the benefit of all eligible non-highly compensated employees who remain employed by the Company, Bank or HVIA as of December 31, 2021.

Item 9.01	Financial Statements and Exhibits

(a)	Financial statements of businesses acquired. None.

(b)	Pro forma financial information. None.

(c)	Shell company transactions: None.

(d)	Exhibits.
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ORANGE COUNTY BANCORP, INC.

DATE: September 22, 2021	By:	/s/ Robert Peacock
Robert Peacock
Senior Executive Vice President and Chief Financial Officer